Exhibit 4.14

016570| 003590|127C|RESTRICTED||4|057-423

	COMMON STOCK		COMMON STOCK

	PAR VALUE $.01		THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ

Certificate Number ZQ 000000		HERTZ GLOBAL HOLDINGS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		Shares **600620****** ***600620***** ****600620**** *****600620*** ******600620**

	THIS CERTIFIES THAT	MR. SAMPLE & MRS. SAMPLE &	CUSIP 42805T 10 5
		MR. SAMPLE & MRS. SAMPLE	SEE REVERSE FOR CERTAIN DEFINITIONS

	is the owner of	* * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY* * *

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Hertz Global Holdings, Inc. transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

	[SIGNATURE]		DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
	Chief Executive Officer		TRANSFER AGENT AND REGISTRAR,
[SEAL]
[SIGNATURE]

By
	Secretary		AUTHORIZED SIGNATURE

	CUSIP	XXXXXX XX X
	Holder ID	XXXXXXXXXX
	Insurance Value	1,000,000.00
	Number of Shares	123456
PO BOX 43004, Providence, RI 02940-3004	DTC	12345678 123456789012345

	Certificate Numbers	Num/No.	Denom.	Total
MR A SAMPLE	1234567890/1234567890	1	1	1
DESIGNATION (IF ANY)	1234567890/1234567890	2	2	2
ADD 1	1234567890/1234567890	3	3	3
ADD 2	1234567890/1234567890	4	4	4
ADD 3	1234567890/1234567890	5	5	5
ADD 4	1234567890/1234567890	6	6	6
	Total Transaction			7

THE CORPORATION WILL FURNISH WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION’S HEADQUARTERS IN PARK RIDGE, NEW JERSEY TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
					(Cust)		(Minor)
TEN ENT	—	as tenants by the entireties			under Uniform Gifts to Minors Act
(State)
JT TEN	—	as joint tenants with right of survivorship	UNIF TRF MIN ACT	—		Custodian (until age __)
		and not as tenants in common			(Cust)		(Minor)
under Uniform Transfers to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

			PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, ____________________________ hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

			Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
			Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:		20	Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:
Signature:
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

[SECURITY WATERMARK]